CSOP ETF TRUST

CSOP FTSE China A50 ETF

Supplement dated October 20, 2017 to the currently effective Statutory Prospectus and Summary Prospectus (together, the “Prospectus”).

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

Effective September 18, 2017, FTSE International Limited (“FTSE”) adopted and implemented a revised index methodology for the FTSE China A50 Net Total Return Index (the “Index”), the underlying index of the CSOP FTSE China A50 ETF (the “Fund”). The new index methodology implements, among other changes, a change in the universe of eligible index constituents from that of the FTSE China A All-Share Index to that of the new FTSE China A All Cap Free Index. The FTSE China A All Cap Free Index is FTSE’s most comprehensive index for the Chinese A Share market. The new universe of constituents consists of A-Shares listed on the Shanghai and Shenzhen Stock Exchanges and the Shenzhen SME Board, as well as A-Shares listed on the Shenzhen ChiNext Board, which were not included in the FTSE China A All-Share Index universe of constituents.

The ChiNext Board is a fast growing segment of the Chinese stock market. As of September 15, 2017, there were approximately 680 issuers listed on the ChiNext Board with a total market capitalization of RMB 5.44 trillion ($831.85 billion). The ChiNext Board offers a capital platform tailor-made for the needs of enterprises engaged in independent innovation and other growing venture enterprises, and differs from the main board in its mechanisms of financing, investment and risk management for issuers at various stages of development.

As a result of the changes discussed above, effective immediately, the following changes are made to the Prospectus:

•	The risk described below is hereby added to the risks described under “Principal Risks” in the Fund’s Summary and Statutory Prospectuses.

Risk of Investing in Issuers listed on the ChiNext Board – The issuers listed on the ChiNext Board generally are companies in the early stages of development pursuing ventures in the scientific development, innovation and media industries. As a result, these issuers generally have limited operating histories, less mature business models, and limited risk management capacity. These traits cause ChiNext-listed issuers to be vulnerable to market risks and market volatility, both of which may adversely affect the performance of an issuer and thus, the Fund’s investment in such issuer.

•	Under the heading “The Indexes” in the Fund’s Statutory Prospectus, the information for the CSOP FTSE China A50 ETF is deleted in its entirety and replaced with the following.

CSOP FTSE China A50 ETF

The Index is the FTSE China A50 Net Total Return Index, a free float-adjusted market capitalization-weighted index compiled and published by FTSE International Limited (“FTSE” or the “Index Provider”). The Adviser and the Fund are independent of the Index. The Index is a real-time, tradable index comprising the largest 50 China A-Share companies by full market capitalization of the FTSE China A All Cap Free Index. The Index is a subset of the FTSE China A All Cap Free Index. The FTSE China A All Cap Free Index is FTSE’s most comprehensive benchmark for the Chinese A share market. It is denominated and quoted in RMB and comprised of stocks listed on the Shanghai Stock and Shenzhen Stock Exchange main markets, the Shenzhen SME Board and/or the Shenzhen ChiNext Board. The Index is a net total return index, which means that its performance reflects the reinvestment of dividends, net of withholding taxes, from the securities included on the Index.

As of September 15, 2017, the Index had a total market capitalization of RMB 4,496 billion ($576 billion). As of September 15, 2017, the 10 largest constituent securities of the Index represented approximately 48.30% of the Index.

•	The risk described below is hereby added to the risks described under “More Information about the Funds’ Principal Risks” in the Fund’s Statutory Prospectus.

Risk of Investing in Issuers listed on the ChiNext Board.

Intrinsic Value Risk – Currently, stocks listed on ChiNext are generally considered overvalued. The ChiNext market has a price-earnings ratio of 53.25 (compared to the price-earnings ratio of 27 in the main board of the Shenzhen Stock Exchange (“SZSE”) and 43.74 in the SME board of SZSE) as of September 15, 2017. Such high valuation may not be sustainable.

Risk Relating to the Differences in Regulations – The rules and regulations in relation to the issuance and listing of the securities in the ChiNext market are less stringent in terms of profitability and share capital than those in the main board market and SME Board market of SZSE. For example, a company seeking listing on the main board or the SME Board market of SZSE must have been profitable in the last three consecutive years with net profits no less than RMB 30 million in aggregate whereas for a company seeking listing on the ChiNext market, it is only required to be profitable in the most recent two consecutive years, with accumulated profits no less than RMB 10 million and in continued growth; or the issuer must have been profitable in the most recent year with net profits of no less than RMB 5 million and revenues of no less than RMB 50 million, and its revenue growth rate for either of the most recent two years must have been no less than 30%. Companies listed on the ChiNext market thus, have less track record of profitability than companies listed on the main board and SME Board of SZSE. At present, major index compilers such as MSCI, FTSE and HSI exclude ChiNext stocks from their index universe of A-Share indices. Given the emerging nature of companies listed on the ChiNext market, there is a risk that the securities traded on the ChiNext market may be susceptible to increased market volatility compared to securities traded on the main board market and SME Board market of SZSE.

Delisting Risk of ChiNext-Listed Issuers – On April 20, 2012, the SZSE introduced new delisting rules governing ChiNext-listed companies which went into effect on May 1, 2012. Under the new rules, companies will be delisted from the ChiNext market if (i) their stock trades below their original offering price for 20 consecutive days, (ii) if they receive three warnings from the SZSE within the most recent three years, or (iii) if after correcting any material errors or false representations the adjusted net asset value is negative for the most recent two years. For reasons discussed herein, the companies listed on the ChiNext market are generally less resistant to market risks and may experience more fluctuations in their performance. Hence, in more extreme circumstances, they are more susceptible to falling within one of the above scenarios for delisting and consequently being de-listed by the SZSE.

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Operational Risk – Listed companies in the ChiNext market are usually in their early stages of development with limited operating scale and operating histories, less mature business models and weaker risk management capacity, and their businesses are usually subject to higher uncertainty and more fluctuations in their performance. Therefore, their stability and resistance to market risks may be lower. Such instability and uncertainty may have an adverse effect on the Fund’s investment in such issuers.

Risk Associated with the Fluctuation in Stock Prices – ChiNext-listed issuers are vulnerable to increased market volatility, which may adversely affect their performance. In extreme circumstances where the trading price of the stock has hit the trading band limit, trading of the stock will be suspended. A suspension will render it impossible for the Fund to liquidate positions and will therefore expose the Fund to significant losses. Further, when the suspension is subsequently lifted, it may not be possible for the Fund to liquidate positions at a favourable price. Conventional valuation methods may not be entirely applicable to companies listed on the ChiNext market due to the risky nature of the industries in which these companies operate. There are fewer circulating shares on the ChiNext market, hence stock prices may be more easily manipulated and experience higher fluctuation upon market speculation.

Risk Associated with the Technical Failures – The companies listed on the ChiNext market generally are engaged in activities in the scientific development, innovation and media industries. As a result, ChiNext-listed issuers are subject to the risks of operating in rapidly developing industries, and may be adversely affected by failures in the scientific development process in which they are engaged and/or a major adverse event affecting the industries or their development. Such events also may adversely affect the Fund’s investment in such issuers and cause the Fund’s performance to be less than expected.

The change in the Index methodology will not affect the Fund’s investment objective and is not expected to increase the Fund’s fees and expenses.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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